Item 1. Report to Stockholders:
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The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam California Tax Exempt Income Fund

9|30|05

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam
California Tax Exempt
Income Fund

9| 30| 05 Annual Report

Message from the Trustees	2
About the fund	4
The year in review	7
Performance	12
Expenses	15
Turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other shareholder information	29
Financial statements	30
Federal tax information	56
About the Trustees	57
Officers	63

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the period ended September 30, 2005, domestic stock and bond markets advanced modestly while major markets outside the United States showed far greater strength. The Federal Reserve Board’s program of interest-rate increases and higher energy prices put pressure on U.S. consumer spending, and the impact of an unusually active hurricane season on the U.S. economy introduced a new cause of concern for financial markets. We believe that amid the uncertainties of this economic and market environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We also want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 24 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam California Tax Exempt Income Fund: potential for tax-advantaged high current income

When investing in tax-exempt bonds, opportunities come in all shapes and sizes. This is especially true with Putnam California Tax Exempt Income Fund. This fund explores the vast California municipal bond market to deliver to investors the potential for high current income and tax advantages.

Municipal bonds are issued by municipalities to raise funds for building and maintaining public facilities. They are backed by either the issuing state, city, or town, or by revenues collected from usage fees. As a result, they have varying degrees of credit risk -- that is, the risk that the issuer will not be able to repay the bond.

A municipal bond’s greatest benefit is that its income is generally exempt from federal income tax, and from state income tax for residents of the state in which the bond is issued. In California, this tax exemption is an especially powerful advantage because the state’s maximum income-tax rate is among the highest in the United States. And the sheer size of the California municipal bond market it is one of the largest and most diverse in the country, encompassing virtually every sector of the municipal bond market enables it to establish trends and shape demand in municipal bond markets across the country.

Putnam California Tax Exempt Income Fund capitalizes on the broad opportunities available in California by investing in a range of bonds -- primarily investment-grade --  across various market sectors. When deciding whether to invest in a bond, the fund’s management team considers credit risk and interest-rate risk, as well as the risk that the bond will be prepaid. Once a bond has been purchased, the management team continues to monitor developments that affect the bond market, the specific sector (for example, hospitals or utilities), and the issuer of the bond.

The goal of the fund’s approach to research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings -- either by acquiring more of a particular bond or selling it -- for the benefit of the fund and its shareholders.

The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” -- the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes. The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” Example: If a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2005.

0.05 ÷ (1.0 – 0.35) = 0.077 = 7.7%

Putnam California Tax Exempt Income Fund invests typically in intermediate- to long-maturity municipal bonds issued in the state of California, which are used to help finance public projects such as schools, roads, water facilities, and hospitals. The fund may be appropriate for residents of California who seek income that is free from state and federal income tax.

Highlights

  For the 12 months ended September 30, 2005, Putnam California Tax Exempt Income Fund’s class A shares returned 4.08% without sales charges.
  The fund’s benchmark, the Lehman Municipal Bond Index, returned 4.05%.
  The average return for the fund’s Lipper category, California Municipal Debt Funds, was 4.52%.
  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.
Performance
Total return for class A shares for periods ended 9/30/05

Since the fund’s inception (4/29/83), average annual return is 7.42% at NAV and 7.20% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	5.51%	5.03%	70.91%	63.31%

5 years	5.48	4.53	30.59	24.81

1 year	4.08	-0.60	4.08	–0.60

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers The year in review

Relatively low interest rates and an improving economy intensified demand for longer-term bonds and boosted their prices during the fiscal year ended September 30, 2005. In this environment, your fund’s results at net asset value (NAV, or without sales charges) were in line with those of its benchmark, which is composed of municipal bonds from across the United States. The portfolio benefited from a relatively short duration. Duration is a measure of the fund’s sensitivity to changes in interest rates, and a short duration made the fund less sensitive to rising interest rates and falling bond prices. The fund’s yield curve positioning contributed to relative underperformance versus its Lipper category, as the steps we took to mitigate the impact of a flattening yield curve did not keep pace with the flattening that occurred.

Market overview

Signs of solid economic growth, and the desire to curb the potential inflation that often accompanies growth, prompted the Federal Reserve Board (the Fed) to increase short-term interest rates eight times, in 0.25% increments, during the fund’s fiscal year. As a result, the federal funds rate rose from 1.75% at the beginning of the year to 3.75% at year-end. The Fed’s gradual approach to reining in economic growth may have helped allay investor fears of higher longer-term rates, as long-term bond yields ended the year lower despite rising short-term rates. As shorter- and longer-term interest rates began to converge, the yield curve flattened significantly. The yield curve is a graphical representation of bond yields with the same quality plotted from the shortest to the longest maturity.

An improving economy and rising corporate earnings contributed to the strong performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened, and bond prices rose, benefiting from strong interest among buyers in search of higher yields. Based on continued favorable legal rulings, yields on tobacco settlement bonds declined overall for the year, and their prices rose accordingly. Airline-related industrial development bonds (IDBs) exhibited a high level of volatility and ended the year on weakness as both Northwest and Delta filed for bankruptcy in the final month of the period. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds, as investors expect that bonds priced to reflect their potential call date will be less sensitive to interest-rate increases.

Strategy overview

Given our expectation for rising interest rates, your portfolio’s duration was relatively short (or defensive) at the beginning of the fund’s fiscal year and we continued to shorten it as the year progressed. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates are rising, but it can reduce the fund’s potential for appreciation when rates fall. Despite the Fed’s short-term interest-rate increases, rates on longer-term bonds trended downward for much of the period and the prices of these bonds rose as a result. The fund’s defensive duration strategy benefited results as shorter-term rates generally rose during the period.

Because we believed that short-term rates would continue to rise, we reduced the fund’s positions in inverse floating-rate securities during the period. These securities pay additional interest income

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/05.

Bonds
Lehman Municipal Bond Index (tax-exempt bonds)	4.05%

Lehman Aggregate Bond Index (broad bond market)	2.80%

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.47%

Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)	1.00%

Equities
S&P 500 Index (broad stock market)	12.25%

S&P Utilities Index (utilities stocks)	38.67%

Russell 2000 Index (small-company stocks)	17.95%

as short-term rates fall and less interest income when short-term rates rise. By decreasing the fund’s exposure to these securities, we took a more defensive position against rising short-term rates. During the period, we took steps to better position the portfolio for a flat-tening yield curve. However, the degree of flattening exceeded our efforts to mitigate its impact, resulting in a net negative contribution to relative results from the fund’s yield curve position.

The fund benefited from its overweight to lower-rated, higher-yielding bonds in comparison with other funds in its peer group, as this segment of the market outperformed during the period. An overweight to tobacco settlement bonds relative to the fund’s peer group contributed to results as this sector outperformed.

Your fund’s holdings

Although the sector has been volatile, the fund’s emphasis on tobacco settlement bonds was a positive during the 12-month period. Payments from these bonds are secured by income from tobacco companies’ settlement obligations to states and municipalities. In what has amounted to an ongoing threat to this income stream, the Department of Justice (DOJ) initiated a lawsuit in 1999 against the major tobacco companies, seeking billions of dollars that the DOJ claimed had been obtained fraudulently from the sale of cigarettes. This sector benefited from a February 4,

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.

2005, ruling by a panel of the U.S. Circuit Court of Appeals for the District of Columbia against the federal government. Investors believe this has significantly mitigated the potential financial impact of the DOJ’s lawsuit against tobacco companies, and demand for these bonds has strengthened.

While tobacco settlement bonds in general performed well, your fund’s holdings in Golden State Tobacco Securitization Corp. provided an extra edge when the issue was pre-refunded in August. Pre-refunding occurs when an issuer refinances an older, higher-coupon bond by issuing new bonds at current, lower interest rates. The proceeds are then invested in a secure investment -- usually U.S. Treasury securities -- that mature at the older bond’s first call date, effectively raising the bonds’ perceived rating and frequently its market value. The original maturity of the fund’s Golden State holdings was 2033; the new maturity is 2013.

The benefit that accrued to the fund from the appreciation of its Golden State bonds was partially offset by price declines on another holding, Contra Costa, California Home Mortgage Financing. This housing bond was issued in Contra Costa county to finance new homes there.

The fact that the economy has continued to grow throughout the past fiscal year, despite a number of obstacles, has given investors the confidence to take

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 9/30/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

more risks in pursuit of higher yields. This, in turn, stimulated strong demand for bonds with lower ratings. Generally, during the fiscal year, the lower a bond’s rating, the stronger its performance. The fund’s participation in the rally at the lowest end of the credit spectrum was limited, because the fund’s credit exposure was focused on higher-quality issues. We have been diversifying the portfolio over a wider number of securities, a strategy that we believe contributes to the consistency of returns. When long-term interest rates eventually rise, as we believe they will, we expect to be able to move quickly from our defensive position to take advantage of opportunities as they arise.

Please note that all holdings discussed in this report are subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We expect the Fed to maintain its policy of increasing rates through 2005 and into 2006. We also expect more Fed tightening than is currently anticipated by the market, and believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. We plan to maintain the fund’s defensive duration and to continue to increase its exposure to callable bonds, which, in our opinion, are likely to outperform in a rising-rate cycle.

We have a positive view of the single-family housing sector and plan to add selectively to the fund’s positions. As the outperformance of lower-rated, higher-yielding bonds is slowing, we continue to reduce the fund’s exposure to this segment of the credit spectrum. We remain bearish on airline-related IDBs, while our view on tobacco settlement bonds is positive.

We will continue to search for the most attractive opportunities among tax-exempt securities, and work to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended September 30, 2005. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com.

Fund performance Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M
(inception dates)	(4/29/83)		(1/4/93)		(7/26/99)		(2/14/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	7.42%	7.20%	6.61%	6.61%	6.56%	6.56%	6.99%	6.83%

10 years	70.91	63.31	59.97	59.97	57.76	57.76	65.61	60.30
Annual average	5.51	5.03	4.81	4.81	4.66	4.66	5.17	4.83

5 years	30.59	24.81	26.46	24.46	25.65	25.65	28.72	24.49
Annual average	5.48	4.53	4.81	4.47	4.67	4.67	5.18	4.48

1 year	4.08	–0.60	3.40	–1.52	3.21	2.23	3.76	0.31

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Change in the value of a $10,000 investment ($9,550 after sales charge) Cumulative total return from 9/30/95 to 9/30/05

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,997 and $15,776, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $16,561 ($16,030 at public offering price). See first page of performance section for performance calculation method.

Comparative index returns For periods ended 9/30/05

		Lipper California
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*
Annual average
(life of fund)	7.89%	7.40%

10 years	80.18	71.00
Annual average	6.06	5.50

5 years	35.98	30.70
Annual average	6.34	5.49

1 year	4.05	4.52

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 9/30/05, there were 123, 99, and 67 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 9/30/05

	Class A		Class B	Class C	Class M

Distributions (number)	12		12	12	12

Income[1]	$0.375546		$0.320564	$0.308576	$0.349440

Capital gains[1]

Long-term	0.099000		0.099000	0.099000	0.099000

Short-term	0.002300		0.002300	0.002300	0.002300

Total	$0.476846		$0.421864	$0.409876	$0.450740

Share value:	NAV	POP	NAV	NAV	NAV	POP
9/30/04	$8.57	$8.97	$8.56	$8.60	$8.55	$8.84

9/30/05	8.43	8.76*	8.42	8.46	8.41	8.69

Current yield (end of period)
Current dividend rate[2]	4.17%	4.01%	3.52%	3.37%	3.87%	3.74%

Taxable equivalent[3]	7.15	6.88	6.04	5.78	6.64	6.42

Current 30-day SEC yield[4]	3.24	3.12	2.59	2.44	2.94	2.85

Taxable equivalent[3]	5.56	5.35	4.44	4.19	5.04	4.89

*	Reflects a reduction in sales charge that took effect on April 1, 2005.

1	Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2	Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3	Assumes maximum 41.70% federal and state combined tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.

4	Based only on investment income, calculated using SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam California Tax Exempt Income Fund from April 1, 2005, to September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M
Expenses paid per $1,000*	$3.71	$7.00	$7.76	$5.23

Ending value (after expenses)	$1,028.10	$1,024.70	$1,024.00	$1,026.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2005, use the calculation method below. To find the value of your investment on April 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 04/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M
Expenses paid per $1,000*	$3.70	$6.98	$7.74	$5.22

Ending value (after expenses)	$1,021.41	$1,018.15	$1,017.40	$1,019.90

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M
Your fund’s annualized expense ratio†	0.73%	1.38%	1.53%	1.03%

Average annualized expense ratio for
Lipper peer group‡	0.83%	1.48%	1.63%	1.13%

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights

‡ Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam California Tax Exempt
Income Fund	21%	13%	22%	7%	10%

Lipper California Municipal
Debt Funds category average	22%	29%	37%	30%	40%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 9/30/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of September 30, 2005, and September 30, 2004.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $590,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended September 30, 2005.

* Formerly Putnam Tax-Free Insured Fund.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of September 30, 2005, and September 30, 2004.

N/A indicates the individual was not a member of Putnam’s Executive Board as of 9/30/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005. This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisers. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

• Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 56th percentile in management fees and in the 26th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

• Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process – as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel – but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s Class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

34th	34th	37th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment adviser. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements. The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders Putnam California Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam California Tax Exempt Income Fund, including the fund’s portfolio, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

The fund’s portfolio 9/30/05

Key to Abbreviations

AMBAC AMBAC Indemnity Corporation	IFB Inverse Floating Rate Bonds
COP Certificate of Participation	IF COP Inverse Floating Rate Certificate
FGIC Financial Guaranty Insurance Company	of Participation
FRB Floating Rate Bonds	MBIA MBIA Insurance Company
FRN Floating Rate Notes	U.S. Govt. Coll. U.S. Government Collateralized
FSA Financial Security Assurance	VRDN Variable Rate Demand Notes
G.O. Bonds General Obligation Bonds	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (98.9%)*

	Rating **	Principal amount	Value
California (93.2%)
Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. A,
MBIA, 5 1/4s, 10/1/21	Aaa	$ 9,500,000	$10,259,335
Anaheim, COP, MBIA, 6.2s, 7/16/23	Aaa	32,000,000	34,464,960
Anaheim, Pub. Fin. Auth. Rev. Bonds
(Distr. Syst.), MBIA
5 1/4s, 10/1/23	Aaa	8,675,000	9,351,130
5 1/4s, 10/1/22	Aaa	6,700,000	7,269,165
5s, 10/1/29	Aaa	6,945,000	7,267,317
Anaheim, Pub. Fin. Auth. Tax Alloc. Rev. Bonds, MBIA,
6.45s, 12/28/18	Aaa	48,000,000	52,420,800
Brentwood, Infrastructure Fin. Auth. Rev. Bonds
5 7/8s, 9/2/34	BB–/P	2,000,000	2,062,100
5 3/4s, 9/2/24	BB–/P	1,350,000	1,391,702
Burbank, Pub. Fin. Auth. Rev. Bonds (West Olive
Redev.), AMBAC, 5s, 12/1/26	Aaa	3,390,000	3,530,414
CA G.O. Bonds, 5s, 5/1/22	A	9,435,000	9,940,905
CA Rev. Bonds (Stanford Hosp. & Clinics), Ser. A, 5s,
11/15/23	A2	6,000,000	6,226,500
CA Edl. Fac. Auth. Rev. Bonds
(Stanford U.), Ser. Q, 5 1/4s, 12/1/32	Aaa	22,360,000	23,764,432
(U. of Southern CA), Ser. C, 5 1/8s, 10/1/28
(Prerefunded)	Aa1	20,000,000	21,074,600
(CA Institute of Technology), Ser. A, 5s, 10/1/32	Aaa	4,000,000	4,185,120
(Lutheran U.), Ser. C, 5s, 10/1/29	Baa1	1,500,000	1,524,975
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,250,000	1,285,538
(Lutheran U.), Ser. C, 4 1/2s, 10/1/19	Baa1	2,080,000	2,054,478
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Lucile Salter Packard Hosp.), Ser. C, AMBAC,
5s, 8/15/24	Aaa	6,390,000	6,724,580
Ser. B, AMBAC, 5s, 7/1/21	Aaa	3,500,000	3,549,840
(Cedars Sinai Med. Ctr.), 5s, 11/15/15	A3	1,650,000	1,771,836
Ser. 5, MBIA, 5s, 7/1/14	Aaa	6,400,000	6,498,240

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.),
Ser. C, FGIC
3.6s, 8/1/12	Aaa	$3,340,000	$3,325,872
3.6s, 2/1/12	Aaa	2,030,000	2,021,961
CA Infrastructure & Econ. Dev. Bank Rev.
Bonds (Bay Area Toll Bridges)
AMBAC, 5s, 7/1/33	Aaa	12,000,000	12,539,160
Ser. A, FGIC, 5s, 7/1/29	Aaa	5,000,000	5,238,050
CA Poll. Control Fin. Auth. Mandatory Put Bonds
2s, 3/1/06	A3	6,500,000	6,462,365
2s, 3/1/06	A3	6,000,000	5,965,260
CA State G.O. Bonds
FGIC, 8s, 11/1/07	AAA	15,300,000	16,063,929
AMBAC, 5 1/2s, 4/1/11	Aaa	16,545,000	18,341,125
5 1/4s, 12/1/24	A	12,135,000	12,951,079
5 1/4s, 12/1/23	A	10,000,000	10,687,400
5 1/4s, 2/1/20	A	10,000,000	11,075,300
MBIA, 5 1/8s, 2/1/27	AAA	5,000,000	5,307,300
MBIA, 5 1/8s, 2/1/26	AAA	5,000,000	5,296,500
5 1/8s, 4/1/24	A2	6,000,000	6,322,740
5 1/8s, 4/1/23	A2	2,000,000	2,113,400
5.1s, 2/1/34	A2	5,500,000	5,660,270
5s, 5/1/24	A	24,090,000	25,285,346
CA State Dept. of Wtr. Resources Rev. Bonds
(Center Valley), Ser. J-2, 7s, 12/1/12	Aa2	15,840,000	19,187,467
(Central Valley), Ser. J-2, 7s, 12/1/12
(Prerefunded)	Aa2	7,350,000	8,996,768
(Central Valley), Ser. J-2, 7s, 12/1/11	Aa2	18,395,000	21,908,997
(Central Valley), Ser. J-2, 7s, 12/1/11
(Prerefunded)	Aa2	6,815,000	8,192,039
Ser. A, AMBAC, 5 1/2s, 5/1/16	Aaa	8,500,000	9,404,740
Ser. A, AMBAC, 5 1/2s, 5/1/15	Aaa	100,000,000	111,199,000
Ser. A, AMBAC, 5 1/2s, 5/1/14	Aaa	26,000,000	28,992,340
Ser. A, 5 1/4s, 5/1/20	A2	4,000,000	4,319,600
Ser. W, FSA, 5 1/8s, 12/1/29	Aaa	5,000,000	5,242,800
Ser. A, 5 1/8s, 5/1/19	A2	25,000,000	26,636,000
Ser. A, 5 1/8s, 5/1/18	A2	20,000,000	21,347,000
Ser. O, MBIA, 4 3/4s, 12/1/29	Aaa	23,000,000	23,093,610
CA State Econ. Recvy. G.O. Bonds, Ser. A
5s, 7/1/17	Aa3	7,000,000	7,414,260
5s, 7/1/16	Aa3	4,000,000	4,245,200
CA State Econ. Recvy. VRDN, Ser. C-11,
2.65s, 7/1/23	VMIG1	9,150,000	9,150,000
CA State Pub. Wks. Board Rev. Bonds (Dept.
of Gen. Svcs. Butterfield), Ser. ST-A
5 1/4s, 6/1/25	A–	2,500,000	2,655,450
5s, 6/1/23	A–	2,900,000	3,037,837
5s, 6/1/11	A–	2,000,000	2,144,140

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

CA State Pub. Wks. Board Lease Rev. Bonds
Ser. A, MBIA, 6 1/2s, 9/1/17	Aaa	$28,000,000	$33,514,600
(Dept. of Corrections-State Prisons), Ser. A,
AMBAC, 5s, 12/1/19	Aaa	33,500,000	36,179,330
CA State U. Foundation Rev. Bonds
(Sacramento Auxiliary), Ser. A, MBIA, 5 1/2s, 10/1/37
(Prerefunded)	Aaa	1,340,000	1,511,962
CA Statewide Cmnty. Dev. Auth. Apt. Dev. Rev. Bonds
(Irvine Apt. Cmntys.), Ser. A-4, 5 1/4s, 5/15/25	Baa2	12,500,000	12,988,000
CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	15,300,000	15,419,034
CA Statewide Cmnty. Dev. Auth. Mandatory
Put Bonds (Kaiser Permanente)
Ser. B, 3.9s, 7/1/14	A+	5,000,000	4,865,300
Ser. C, 3.85s, 6/1/12	A+	3,250,000	3,236,643
CA Statewide Cmnty. Dev. Auth. Multi-Fam.
Rev. Bonds
(Archstone Communities), 5.3s, 6/1/29	Baa1	6,000,000	6,150,240
(Hsg. Equity Res.), Ser. B, 5.2s, 12/1/29	Baa1	5,000,000	5,165,700
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Huntington Memorial Hosp.), 5s, 7/1/22	A+	7,020,000	7,418,666
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	960,000	1,017,658
(Huntington Memorial Hosp.), 5s, 7/1/20	A+	4,820,000	5,109,489
(Thomas Jefferson School of Law), Ser. A,
4 7/8s, 10/1/35	BBB–	800,000	790,672
CA Statewide Cmnty. Dev. Auth. Special Tax FRB
(Hsg. Equity Res. - C), 5.2s, 12/1/29	Baa1	4,000,000	4,196,320
CA Statewide Cmnty. Dev. Auth. Special Tax
Rev. Bonds
(Cmnty. Fac. Dist. No. 1-Zone 1C),
7 1/4s, 9/1/30	BB/P	2,270,000	2,378,733
(Citrus Garden Apt. Project - D1), 5 1/4s,
7/1/22	A	1,630,000	1,665,387
(Cmnty. Fac. Dist. No. 1-Zone 1B),
zero %, 9/1/20	BB/P	1,690,000	614,822
CA Statewide Cmntys. Dev. Auth. Apt. Mandatory
Put Bonds (Irvine Apt. Cmntys.), Ser. A-3,
5.1s, 5/17/10	Baa2	11,000,000	11,442,530
CA Statewide Fin. Auth. Tobacco Settlement Rev.
Bonds, Class B, 5 5/8s, 5/1/29	Baa3	3,695,000	3,903,287
CA Tobacco Securitization Agcy. Rev. Bonds
(Gold Cnty. Funding Corp.), 5 3/4s, 6/1/27	Baa3	945,000	1,002,740
(Sonoma Cnty. Corp.), Ser. B, 5 1/2s, 6/1/30	Baa3	5,000,000	5,234,750
CA Transit Fin. Auth. VRDN, FSA, 2.76s, 10/1/27	A–1	24,100,000	24,100,000
Capistrano, Unified School Dist. Cmnty. Fac. Special
Tax Bonds (Ladera), Ser. 98-2, 5 3/4s, 9/1/29
(Prerefunded)	BBB/P	8,000,000	8,900,080
Central CA Joint Pwr. Hlth. Fin. Auth. COP (Cmnty.
Hosp. of Central CA), 6s, 2/1/30	Baa2	10,800,000	11,288,700

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

Chabot-Las Positas, Cmnty. College Dist.
G.O. Bonds (Election of 2004), Ser. A, MBIA
5s, 8/1/26	Aaa	$5,215,000	$5,492,125
5s, 8/1/25	Aaa	3,000,000	3,163,920
Chino Basin, Regl. Fin. Auth. Rev. Bonds, AMBAC,
5 3/4s, 8/1/22	Aaa	32,000,000	32,481,920
Chula Vista, Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(No. 06-1 Eastlake Woods Area), 6.2s, 9/1/33	BB+/P	3,750,000	3,926,025
(No. 06-1 Eastlake Woods Area), 6.15s, 9/1/26	BB+/P	2,000,000	2,091,440
(Cmnty. Fac. Dist. No. 97-3), 6.05s,
9/1/29 (Prerefunded)	BB+/P	4,420,000	4,965,693
(No 07-I-Otay Ranch Village Eleven),
5 7/8s, 9/1/34	BB–/P	2,600,000	2,671,448
Commerce, Redev. Agcy. Rev. Bonds (Project 1),
zero %, 8/1/21	BBB	66,780,000	26,820,851
Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds,
Ser. G, MBIA, zero %, 9/1/17	Aaa	35,000,000	16,703,750
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	10,000,000	28,000
Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26	BBB–	19,200,000	19,380,096
Duarte, COP, Ser. A
5 1/4s, 4/1/31	Baa1	15,200,000	15,416,752
5 1/4s, 4/1/24	Baa1	7,500,000	7,734,150
El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC,
6 1/4s, 8/15/17	Aaa	10,725,000	12,555,543
Folsom, Special Tax Rev. Bonds (Cmnty. Facs. Dist.
No. 10), 5 7/8s, 9/1/28	BB/P	1,150,000	1,190,745
Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Roads)
5 3/4s, 1/15/40	Baa3	19,000,000	19,385,890
MBIA, 5 3/8s, 1/15/14	Aaa	5,000,000	5,462,350
Foothill/Eastern Corridor Agcy. Toll Roads
Rev. Bonds (Sr. Lien), Ser. A, U.S. Govt. Coll.
6 1/2s, 1/1/32 (Prerefunded)	Aaa	34,150,000	35,684,701
6s, 1/1/34 (Prerefunded)	Aaa	38,875,000	40,387,238
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. A-4, 7.8s, 6/1/42	BBB	6,075,000	7,597,638
Ser. 2003 A-1, 6 1/4s, 6/1/33	BBB	14,000,000	15,551,760
Ser. B, 5 1/2s, 6/1/33 (Prerefunded)	AAA	36,000,000	40,309,560
Ser. A, 5s, 6/1/45	A3	6,750,000	6,852,938
Grant, Joint Union High School Dist. VRDN
(Bridge Funding), 2.72s, 7/1/37	VMIG1	4,000,000	4,000,000
Huntington Beach, Cmnty. Fac. Dist. Special
Tax (No. 2003-1 Huntington Ctr.)
5.85s, 9/1/33	BB-/P	2,845,000	2,922,270
5.8s, 9/1/23	BB-/P	1,000,000	1,030,070
Irvine, Impt. Board Act of 1915 G.O. Bonds (Assmt.
Dist. No. 03-19-Group 2), 5.45s, 9/2/23	BB+/P	1,000,000	1,011,900

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

Irvine, Impt. Board Act of 1915 Special
Assmt. Bonds
(Assmt. Dist. No. 00-18-GRP 2), 5.6s, 9/2/22	BB+/P	$5,000,000	$5,123,300
(Assmt. Dist. No. 00-18-GRP 3), 5.55s, 9/2/26	BB+/P	1,825,000	1,842,338
Kern, Cmnty. College Dist. G.O. Bonds (Safety Repair
& Impt.), Ser. A, FGIC, 5s, 11/1/19	AAA	3,085,000	3,298,143
Kern, High School Dist. G.O. Bonds, Ser. A, MBIA
6 1/2s, 8/1/15	Aaa	3,225,000	3,711,395
6 1/2s, 2/1/15	Aaa	3,240,000	3,728,657
6 1/2s, 8/1/14	Aaa	3,825,000	4,401,887
6 1/2s, 2/1/14	Aaa	3,840,000	4,419,149
6.4s, 8/1/13	Aaa	3,435,000	3,949,941
6.4s, 2/1/13	Aaa	3,455,000	3,972,939
La Quinta, Redev. Agcy. Tax Alloc. (Area No. 1),
AMBAC, 5s, 9/1/21	Aaa	1,950,000	2,056,626
Lake Elsinore, Pub. Fin. Auth. Tax Alloc. Rev. Bonds,
Ser. C, 6.7s, 10/1/33	BBB/P	13,885,000	15,054,811
Lodi, Unified School Dist. G.O. Bonds
(Election of 2002), FSA
5s, 8/1/27	AAA	3,555,000	3,733,070
5s, 8/1/26	AAA	3,975,000	4,179,514
5s, 8/1/25	AAA	3,725,000	3,921,717
Los Angeles, Cmnty. Redev. Agcy. Fin. Auth. Rev.
Bonds (Bunker Hill), Ser. A, FSA, 5s, 12/1/27	Aaa	16,000,000	16,667,200
Los Angeles, Convention & Exhibition Ctr. Auth. Lease
COP, 9s, 12/1/20 (Prerefunded)	Aaa	37,465,000	37,825,788
Los Angeles, Harbor Dept. Rev. Bonds, U.S. Govt.
Coll., 7.6s, 10/1/18	AAA	22,995,000	28,672,466
Los Angeles, Pension Auth. COP, Ser. A, MBIA,
6.9s, 6/30/08	Aaa	26,235,000	28,938,254
Los Angeles, Sanitation Equip. Rev. Bonds,
Ser. A, AMBAC
5s, 2/1/20	Aaa	4,725,000	5,025,463
5s, 2/1/19	Aaa	4,500,000	4,802,490
Los Angeles, Unified School Dist. G.O.
Bonds, MBIA
5 3/4s, 7/1/15	Aaa	6,880,000	7,987,474
5 1/2s, 7/1/15	Aaa	5,000,000	5,650,800
5 1/8s, 1/1/27	Aaa	6,830,000	7,258,787
5s, 1/1/28	AAA	7,000,000	7,338,030
Los Angeles, Wtr. & Pwr. Rev. Bonds, Ser. B, FSA,
5s, 7/1/35	Aaa	5,000,000	5,228,000
Metro. Wtr. Dist. VRDN (Southern CA Wtr. Works),
2.048s, 8/10/18	Aa2	18,600,000	18,600,000
Metropolitan Wtr. Dist. IFB (Southern CA Waterworks),
9.139s, 8/10/18	Aa2	20,000,000	26,406,400
Metropolitan Wtr. Dist. Rev. Bonds, Ser. A, 5s,
7/1/26 (Prerefunded)	Aa2	7,180,000	7,568,366
Mount Diablo, Hosp. Rev. Bonds, Ser. A, AMBAC,
5s, 12/1/13	Aaa	10,000,000	10,334,300

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

Mountain View-Whisman, School Dist. G.O. Bonds
(Election of 1998), Ser. D, MBIA, 5 3/8s, 6/1/22	AAA	$1,000,000	$1,095,880
North Natomas, Cmnty. Fac. Dist. Special Tax Rev.
Bonds, Ser. B, 6 3/8s, 9/1/31	BBB/P	6,260,000	6,517,161
Northridge, Wtr. Dist. COP (1993 & 2001), AMBAC,
5 1/4s, 2/1/22 (Prerefunded)	AAA	1,800,000	1,990,656
Oakland, Bldg. Auth. Rev. Bonds, AMBAC
5 1/2s, 4/1/13	Aaa	6,540,000	6,981,842
5 1/2s, 4/1/12	Aaa	6,295,000	6,709,337
Oakland, Swr. Rev. Bonds, Ser. A, FSA, 5s, 6/15/26	AAA	3,690,000	3,883,725
Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(Ladera Ranch No. 1), Ser. A, 6.2s, 8/15/23	BBB/P	1,800,000	1,943,874
(Ladera Ranch No. 1), Ser. A, 6.2s, 8/15/20	BBB/P	1,290,000	1,394,942
(Ladera Ranch No. 01-1), Ser. A, 6s, 8/15/32	BBB/P	2,400,000	2,599,920
(No 03-1 Ladera Ranch), Ser. A, 5 5/8s, 8/15/34	BB/P	2,750,000	2,847,763
(No. 02-1 Ladera Ranch), Ser. A, 5.55s, 8/15/33	BBB/P	3,725,000	3,822,930
(No 03-1 Ladera Ranch), Ser. A, 5 1/2s, 8/15/23	BB/P	1,000,000	1,036,710
Orange Cnty., Wtr. Dist. COP, Ser. B, MBIA,
5s, 8/15/28	Aaa	10,000,000	10,421,600
Paramount, Redev. Agcy. Tax Alloc. (Area No. 1),
MBIA, 5s, 8/1/20	Aaa	2,470,000	2,619,040
Pasadena, Cap. Impt. IF COP, AMBAC, 5.35s, 2/1/14	Aaa	24,855,000	27,166,515
Placentia, Redev. Auth. Tax Alloc. Rev. Bonds,
Ser. B, 5 3/4s, 8/1/32	BBB+	2,500,000	2,671,650
Rancho Cucamonga, Redev. Agcy. (Rancho Redev.
Project), MBIA, 5 1/8s, 9/1/30	Aaa	9,000,000	9,369,000
Redding, Elec. Syst. COP, MBIA, 6.368s, 7/1/22	Aaa	20,800,000	24,806,704
Rio Hondo, Cmnty. College Dist. G.O. Bonds,
Ser. A, MBIA
5 1/4s, 8/1/19	Aaa	2,395,000	2,623,028
5 1/4s, 8/1/18	Aaa	2,300,000	2,524,365
5 1/4s, 8/1/17	Aaa	2,185,000	2,404,986
5 1/4s, 8/1/16	Aaa	2,020,000	2,237,695
Riverside Cnty., Pub. Fin. Auth. COP, 5.8s, 5/15/29	BBB–	4,250,000	4,420,638
Riverside Cnty., Redev. Agcy. Tax Alloc., Ser. A,
XLCA, 5s, 10/1/32	Aaa	9,260,000	9,599,194
Roseville, Cmnty. Fac. Special Tax Bonds (Dist. 1)
6s, 9/1/33	BB/P	1,750,000	1,817,918
5 3/4s, 9/1/23 (Prerefunded)	BB+/P	11,200,000	11,994,976
Sacramento Cnty., Sanitation Dist. Rev. Bonds,
Ser. A, 5 7/8s, 12/1/27	AA	7,500,000	7,612,125
Sacramento, Special Tax Rev. Bonds (North
Natomas Cmnty. Fac.)
Ser. 4-A, 6s, 9/1/28	BB+/P	1,500,000	1,575,090
5.7s, 9/1/23	BBB/P	4,905,000	4,954,491
Sacramento, Muni. Util. Dist. Elec. Rev. Bonds
Ser. A, MBIA, 6 1/4s, 8/15/10	Aaa	12,000,000	13,303,320
Ser. K, AMBAC, 5 1/4s, 7/1/24	Aaa	11,500,000	13,038,700

	MUNICIPAL BONDS AND NOTES (98.9%)* continued

		Rating **	Principal amount	Value

	San Diego Cnty., COP
	(Burnham Institute), 6 1/4s, 9/1/29	Baa3	$4,000,000	$4,241,760
	AMBAC, 5 1/4s, 9/1/06	AAA/P	15,800,000	16,146,178
	(Edgemoor), AMBAC, 5s, 2/1/28	Aaa	2,300,000	2,402,672
	San Diego Cnty., Wtr. Auth. COP, Ser. A
	FSA, 5s, 5/1/30	Aaa	5,000,000	5,240,100
	FSA, 5s, 5/1/27	Aaa	10,000,000	10,512,200
	FGIC, 5s, 5/1/14 (Prerefunded)	Aaa	12,000,000	12,725,280
	San Diego Cnty., Wtr. Auth. FRB, Ser. B, MBIA,
	2.65s, 4/8/21	Aaa	12,950,000	12,950,000
	San Diego Cnty., Wtr. Auth. FRN, Ser. B, MBIA,
	2.65s, 4/21/11	Aaa	11,800,000	11,800,000
	San Diego Cnty., Wtr. Auth. IF COP, Ser. B, MBIA
	9.67s, 4/8/21 (Prerefunded)	Aaa	20,000,000	21,592,799
	9.67s, 4/21/11	Aaa	28,350,000	35,755,019
	San Diego, Association of Bay Area Governments Fin.
	Auth. For Nonprofit Corps. Rev. Bonds (San Diego
	Hosp.), Ser. A, 6 1/8s, 8/15/20	Baa1	7,400,000	8,095,229
	San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
	FGIC, 5s, 5/15/25	Aaa	15,350,000	15,473,874
	San Diego, Redev.Agcy. Tax Alloc. (Centre City),
	Ser. A, XLCA, 5s, 9/1/22	Aaa	4,665,000	4,918,448
	San Diego, Unified School Dist. G.O. Bonds (Election
	of 1998), Ser. F, FSA, 5s, 7/1/29	Aaa	14,320,000	15,021,536
	San Diego, Wtr. Util. Rev. Bonds, FGIC,
	4 3/4s, 8/1/28	Aaa	20,500,000	20,627,715
	San Dieguito, Pub. Facs. Auth. Rev. Bonds, AMBAC,
	5s, 8/1/24	Aaa	2,800,000	2,880,864
	San Francisco, City & Cnty. Redev. Fin. Auth. Rev.
	Bonds (Redev. Project), Ser. B, FGIC, 5 1/4s, 8/1/18	Aaa	7,225,000	7,886,882
	San Francisco, State Bldg. Auth. Lease Rev. Bonds
	(San Francisco Civic Ctr. Complex), Ser. A, AMBAC,
	5 1/4s, 12/1/21	Aaa	10,000,000	10,460,600
	San Joaquin Hills, Trans. Corridor Agcy.
	Rev. Bonds (Toll Road), Ser. A 5s, 1/1/33	Ba2	34,125,000	32,325,930
	MBIA, zero %, 1/15/32	Aaa	25,000,000	6,811,250
	MBIA, zero %, 1/15/23	Aaa	21,625,000	9,690,811
	San Jose, Redev. Agcy. Tax Alloc. (Merged Area
	Redev.), FGIC, 5s, 8/1/27	Aaa	15,395,000	16,061,911
	San Marcos, Pub. Fac. Auth. Rev. Bonds
	5.8s, 9/1/27	Baa3	2,995,000	3,139,449
	5.8s, 9/1/18	Baa3	1,635,000	1,730,402
	5 1/2s, 9/1/10	Baa3	1,740,000	1,835,195
	Santa Barbara Cnty., COP, AMBAC, 5s, 10/1/27	Aaa	4,590,000	4,808,438
	Santa Monica, Cmnty. College Dist. G.O. Bonds
	(Election of 2004), Ser. A, MBIA, 5s, 5/1/23	Aaa	2,000,000	2,126,600
	Santaluz Cmnty., Facs. Dist. No. 2 Special
	Tax Rev. Bonds
	(Impt. Area No. 1), Ser. B, 6 3/8s, 9/1/30	BB+/P	12,690,000	12,919,562
	(Impt. Area No. 3), Ser. B, 6.2s, 9/1/30	BB+/P	500,000	506,670
	(Impt. Area No. 3), Ser. B, 6.1s, 9/1/21	BB+/P	500,000	506,590
38

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

Semitropic, Impt. Dist. Wtr. Storage Rev. Bonds,
Ser. A, XLCA, 5 1/8s, 12/1/35	AAA	$5,000,000	$5,232,100
Sierra View, Hlth. Care Dist. Rev. Bonds, 5.4s, 7/1/22	BBB+	8,025,000	8,338,537
Southern CA Pub. Pwr. Auth. Rev. Bonds
(Southern Transmission), Ser. A, FSA, 5 1/4s, 7/1/18	Aaa	3,750,000	4,063,425
Stockton, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(Mello Roos-Weston Ranch), Ser. A, 5.8s, 9/1/14	Baa1	3,000,000	3,143,250
Stockton, Redev. Agcy. Rev. Bonds (Stockton Events
Ctr.), FGIC, 5s, 9/1/28	Aaa	1,500,000	1,570,170
Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev. Bonds,
7.65s, 8/1/21	BB–/P	6,025,000	6,476,152
Thousand Oaks, Cmnty. Fac. Dist. Special
Tax Rev. Bonds (Marketplace 94-1)
6 7/8s, 9/1/24	B/P	5,000,000	5,474,450
zero %, 9/1/14	B/P	4,760,000	2,546,933
Tobacco Securitization Auth. of Southern CA Rev.
Bonds, Ser. A, 5 5/8s, 6/1/43	BBB	5,000,000	5,217,800
Torrance Memorial Med. Ctr. Rev. Bonds, Ser. A,
5 1/2s, 6/1/31	A1	2,000,000	2,092,720
Torrance, Memorial Med. Ctr. Rev. Bonds, Ser.
A, 6s, 6/1/22	A1	1,000,000	1,118,500
Tustin, Unified School Dist. Bonds (Cmnty. Fac. Dist.
No. 97-1), U.S. Govt. Coll., 6 3/8s, 9/1/35
(Prerefunded)	AAA	4,000,000	4,452,160
U. of CA Rev. Bonds (Med. Ctr.), AMBAC, 5.7s,
7/1/11 (Prerefunded)	Aaa	10,195,000	10,513,696
Vallejo, COP (Marine World Foundation)
7.2s, 2/1/26	BBB–/P	10,000,000	10,527,900
7s, 2/1/17	BBB–/P	4,000,000	4,212,120
Walnut, Energy Ctr. Auth. Rev. Bonds, Ser. A,
AMBAC, 5s, 1/1/29	Aaa	16,200,000	16,898,706
			2,112,111,351

Puerto Rico (5.7%)
Children’s Trust Fund Tobacco Settlement Rev. Bonds
(Asset Backed Bonds), 5 5/8s, 5/15/43	BBB	10,000,000	10,404,600
Cmnwlth. of PR, G.O. Bonds, FSA, 6 1/2s, 7/1/12	Aaa	11,110,000	13,080,137
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. B, MBIA, 5 7/8s, 7/1/35 (Prerefunded)	BBB+	5,515,000	6,198,253
Ser. E, FSA, 5 1/2s, 7/1/23	Aaa	9,000,000	10,440,090
Cmnwlth. of PR, Muni. Fin. Agcy. Rev.
Bonds, Ser. A, FSA
5 1/4s, 8/1/20	Aaa	2,000,000	2,181,520
5 1/4s, 8/1/18	Aaa	3,000,000	3,276,060
PR Elec. Pwr. Auth. Rev. Bonds, Ser. NN, MBIA,
4 3/4s, 7/1/33	Aaa	25,000,000	25,534,250
PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev.
Bonds (Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	14,800,000	16,000,280

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value
Puerto Rico continued
PR Infrastructure Fin. Auth. Special Rev. Bonds,
Ser. A, U.S. Govt. Coll., 5 1/2s, 10/1/40	Aaa	$30,000,000	$32,760,900
U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30	Aaa	10,000,000	10,145,400
			130,021,490

Total investments (cost $2,089,794,325)			$2,242,132,841

* Percentages indicated are based on net assets of $2,266,568,624.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at September 30, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2005. Securities rated by Putnam are indicated by “/P”. Security ratings are defined in the Statement of Additional Information. Ratings are not covered by the Report of independent accountants.

† Non-income-producing security.

(F) Security is valued at fair value following procedures approved by the Trustees.

The rates shown on VRDN, Mandatory Put Bonds, Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2005.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at September 30, 2005.

The fund had the following industry group concentrations greater than 10% at September 30, 2005 (as a percentage of net assets):
Utilities	31.4%
Transportation	10.9
The fund had the following insurance concentrations greater than 10% at September 30, 2005 (as a percentage of net assets):
MBIA	24.0%
AMBAC	17.7

FUTURES CONTRACTS OUTSTANDING at 9/30/05

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation
U.S. Treasury Note 5 yr (Short)	250	$26,714,844	Dec-05	$233,908

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05

		Notional	Termination	Unrealized
		amount	date	appreciation
Agreement with JPMorgan Chase Bank, N.A. dated
September 19, 2005 to receive quarterly the notional
amount multiplied by 3.693% and pay quarterly the
notional amount multiplied by the Bond Market
Association Municipal Swap Index.		$45,000,000	3/21/15	$242,145

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/05

ASSETS
Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $2,089,794,325):	$2,242,132,841

Cash	619,965

Interest and other receivables	30,255,563

Receivable for shares of the fund sold	653,400

Receivable for securities sold	2,881,530

Unrealized appreciation on swap contracts	242,145

Receivable for variation margin (Note 1)	62,500

Total assets	2,276,847,944

LIABILITIES
Distributions payable to shareholders	3,503,484

Payable for shares of the fund repurchased	2,351,660

Payable for compensation of Manager (Note 2)	2,752,216

Payable for investor servicing and custodian fees (Note 2)	117,331

Payable for Trustee compensation and expenses (Note 2)	238,774

Payable for administrative services (Note 2)	6,263

Payable for distribution fees (Note 2)	1,200,496

Other accrued expenses	109,096

Total liabilities	10,279,320

Net assets	$2,266,568,624

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,078,323,434

Undistributed net investment income (Note 1)	266,610

Accumulated net realized gain on investments (Note 1)	35,164,011

Net unrealized appreciation of investments	152,814,569

Total Representing net assets applicable to capital shares outstanding	$2,266,568,624

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($2,057,513,339 divided by 244,110,417 shares)	$8.43

Offering price per class A share
(100/96.25 of $8.43)*	$8.76

Net asset value and offering price per class B share
($178,443,283 divided by 21,189,503 shares)**	$8.42

Net asset value and offering price per class C share
($24,333,458 divided by 2,876,153 shares)**	$8.46

Net asset value and redemption price per class M share
($6,278,544 divided by 746,508 shares)	$8.41

Offering price per class M share
(100/96.75 of $8.41)***	$8.69

*	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

***	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/05

INTEREST INCOME	$115,407,350

EXPENSES
Compensation of Manager (Note 2)	11,132,772

Investor servicing fees (Note 2)	1,070,934

Custodian fees (Note 2)	177,130

Trustee compensation and expenses (Note 2)	78,508

Administrative services (Note 2)	56,688

Distribution fees Class A (Note 2)	4,216,428

Distribution fees Class B (Note 2)	1,772,839

Distribution fees Class C (Note 2)	240,246

Distribution fees Class M (Note 2)	32,512

Other	269,210

Non-recurring costs (Notes 2 and 5)	24,708

Costs assumed by Manager (Notes 2 and 5)	(24,708)

Total expenses	19,047,267

Expense reduction (Note 2)	(515,474)

Net expenses	18,531,793

Net investment income	96,875,557

Net realized gain on investments (Notes 1 and 3)	51,688,182

Net realized gain on futures contracts (Note 1)	253,682

Net realized gain on swap contracts (Note 1)	461,873

Net unrealized depreciation of investments, futures
contracts, and swap contracts during the year	(57,192,826)

Net loss on investments	(4,789,089)

Net increase in net assets resulting from operations	$ 92,086,468

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	9/30/05	9/30/04
Operations:
Net investment income	$96,875,557	$113,458,316

Net realized gain on investments	52,403,737	53,337,291

Net unrealized depreciation of investments	(57,192,826)	(58,278,009)

Net increase in net assets resulting from operations	92,086,468	108,517,598

Distributions to shareholders: (Note 1)

From ordinary income

Class A	(5,461,190)	(4,315,552)

Class B	(589,529)	(592,897)

Class C	(62,271)	(52,243)

Class M	(17,060)	(15,095)

From tax-exempt income

Class A	(87,707,391)	(101,240,296)

Class B	(7,348,219)	(11,113,159)

Class C	(808,504)	(994,855)

Class M	(251,440)	(315,078)

From net realized short-term gain on investments

Class A	(570,619)	(3,560,481)

Class B	(61,597)	(488,974)

Class C	(6,503)	(43,101)

Class M	(1,783)	(12,453)

From net realized long-term gain on investments

Class A	(24,561,426)	(6,392,682)

Class B	(2,651,322)	(877,930)

Class C	(279,914)	(77,385)

Class M	(76,735)	(22,359)

Redemption fees (Note 1)	11	--

Decrease from capital share transactions (Note 4)	(112,806,348)	(494,923,180)

Total decrease in net assets	(151,175,372)	(516,520,122)

NET ASSETS
Beginning of year	2,417,743,996	2,934,264,118

End of year (including undistributed net investment
income of $266,610 and $6,652,927, respectively)	$2,266,568,624	$2,417,743,996

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Net asset value,
beginning of period	$8.57	$8.62	$8.84	$8.71	$8.35

Investment operations:
Net investment income	.36	.38	.39	.41	.42

Net realized and unrealized
gain (loss) on investments	(.02)	.01	(.17)	.15	.36

Total from
investment operations	.34	.39	.22	.56	.78

Less distributions:
From net investment income	(.38)	(.40)	(.39)	(.41)	(.42)

From net realized gain
on investments	(.10)	(.04)	(.05)	(.02)	(c)

Total distributions	(.48)	(.44)	(.44)	(.43)	(.42)

Redemption fees	(c)	--	--	--	--

Net asset value,
end of period	$8.43	$8.57	$8.62	$8.84	$8.71

Total return at
net asset value (%)(a)	4.08	4.60	2.64	6.69	9.57

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$2,057,513	$2,144,817	$2,540,224	$2,739,618	$2,631,430

Ratio of expenses to
average net assets (%)(b)	.75	.79	.76	.75	.75

Ratio of net investment income
to average net assets (%)	4.20	4.49	4.52	4.82	4.91

Portfolio turnover (%)	21.15	13.01	22.39	6.50	9.53

(a)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)	Includes amounts paid through expense offset arrangements (Note 2).

(c)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Net asset value,
beginning of period	$8.56	$8.62	$8.83	$8.70	$8.34

Investment operations:
Net investment income	.30	.33	.33	.36	.36

Net realized and unrealized
gain (loss) on investments	(.02)	(.01)	(.16)	.15	.37

Total from
investment operations	.28	.32	.17	.51	.73

Less distributions:
From net investment income	(.32)	(.34)	(.33)	(.36)	(.37)

From net realized gain
on investments	(.10)	(.04)	(.05)	(.02)	(c)

Total distributions	(.42)	(.38)	(.38)	(.38)	(.37)

Redemption fees	(c)	--	--	--	--

Net asset value,
end of period	$8.42	$8.56	$8.62	$8.83	$8.70

Total return at
net asset value (%)(a)	3.40	3.81	2.09	6.00	8.87

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$178,443	$241,841	$352,861	$420,977	$497,335

Ratio of expenses to
average net assets (%)(b)	1.40	1.44	1.41	1.40	1.40

Ratio of net investment income
to average net assets (%)	3.55	3.84	3.87	4.17	4.25

Portfolio turnover (%)	21.15	13.01	22.39	6.50	9.53

(a)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)	Includes amounts paid through expense offset arrangements (Note 2).

(c)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Net asset value,
beginning of period	$8.60	$8.65	$8.87	$8.74	$8.37

Investment operations:
Net investment income	.29	.34	.32	.35	.35

Net realized and unrealized
gain (loss) on investments	(.02)	(.02)	(.17)	.15	.37

Total from
investment operations	.27	.32	.15	.50	.72

Less distributions:
From net investment income	(.31)	(.33)	(.32)	(.35)	(.35)

From net realized gain
on investments	(.10)	(.04)	(.05)	(.02)	(c)

Total distributions	(.41)	(.37)	(.37)	(.37)	(.35)

Redemption fees	(c)	--	--	--	--

Net asset value,
end of period	$8.46	$8.60	$8.65	$8.87	$8.74

Total return at
net asset value (%)(a)	3.21	3.83	1.83	5.83	8.81

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$24,333	$24,313	$32,171	$30,974	$14,913

Ratio of expenses to
average net assets (%)(b)	1.55	1.59	1.56	1.55	1.55

Ratio of net investment income
to average net assets (%)	3.40	3.69	3.72	4.00	4.16

Portfolio turnover (%)	21.15	13.01	22.39	6.50	9.53

(a)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)	Includes amounts paid through expense offset arrangements (Note 2).

(c)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Net asset value,
beginning of period	$8.55	$8.61	$8.82	$8.69	$8.33

Investment operations:
Net investment income	.33	.35	.36	.39	.39

Net realized and unrealized
gain (loss) on investments	(.02)	(c)	(.16)	.15	.37

Total from
investment operations	.31	.35	.20	.54	.76

Less distributions:
From net investment income	(.35)	(.37)	(.36)	(.39)	(.40)

From net realized gain
on investments	(.10)	(.04)	(.05)	(.02)	(c)

Total distributions	(.45)	(.41)	(.41)	(.41)	(.40)

Redemption fees	(c)	--	--	--	--

Net asset value,
end of period	$8.41	$8.55	$8.61	$8.82	$8.69

Total return at
net asset value (%)(a)	3.76	4.17	2.45	6.38	9.25

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$6,279	$6,774	$9,009	$15,668	$13,069

Ratio of expenses to
average net assets (%)(b)	1.05	1.09	1.06	1.05	1.05

Ratio of net investment income
to average net assets (%)	3.90	4.19	4.21	4.51	4.60

Portfolio turnover (%)	21.15	13.01	22.39	6.50	9.53

(a)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)	Includes amounts paid through expense offset arrangements (Note 2).

(c)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/05

Note 1: Significant accounting policies

Putnam California Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal and California personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing in a diversified portfolio of longer-term California tax-exempt securities. The fund may be affected by economic and political developments in the state of California.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Prior to April 1, 2005, the maximum front-end sales charge for class A shares was 4.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest, or swaps, to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, unrealized gains and losses on certain futures transactions, market discount and straddle loss deferrals.  Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2005, the fund reclassified $1,016,270 to decrease undistributed net investment income, with an increase to accumulated net realized gains of $1,016,270.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$153,342,872
Unrealized depreciation	(2,124,581)
----------------------------
Net unrealized appreciation	151,218,291
Undistributed tax-exempt income	3,360,953
Undistributed short-term gain	224,348
Undistributed long-term gain	48,919,477
Cost for federal income
tax purposes	$2,090,914,550

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of a (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended September 30, 2005, Putnam Management did not waive any of its management fee from the fund. For the year ended September 30, 2005, Putnam Management has assumed $24,708 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2005 the fund paid PFTC $1,248,062 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended September 30, 2005, the fund’s expenses were reduced by $515,472 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $611, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 0.50 of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended September 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $66,549 and $276 from the sale of class A and class M shares, respectively, and received $163,549 and $1,962 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the year ended September 30, 2005 Putnam Retail Management, acting as underwriter, received $5,027 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended September 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $466,732,375 and $482,107,074, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At September 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 9/30/05:
Shares sold	13,097,010	$111,091,464

Shares issued
in connection
with reinvestment
of distributions	8,329,525	70,601,551

	21,426,535	181,693,015

Shares
repurchased	(27,660,985)	(234,661,814)

Net decrease	(6,234,450)	$ (52,968,799)

Year ended 9/30/04:
Shares sold	12,132,829	$103,546,285

Shares issued
in connection
with reinvestment
of distributions	7,806,066	66,594,608

	19,938,895	170,140,893

Shares
repurchased	(64,170,053)	(547,012,404)

Net decrease	(44,231,158)	$(376,871,511)

CLASS B	Shares	Amount
Year ended 9/30/05:
Shares sold	430,731	$3,669,083

Shares issued
in connection
with reinvestment
of distributions	782,614	6,628,646

	1,213,345	10,297,729

Shares
repurchased	(8,276,190)	(70,162,138)

Net decrease	(7,062,845)	$ (59,864,409)

Year ended 9/30/04:
Shares sold	842,201	$7,185,942

Shares issued
in connection
with reinvestment
of distributions	925,061	7,890,199

	1,767,262	15,076,141

Shares
repurchased	(14,469,690)	(123,344,524)

Net decrease	(12,702,428)	$(108,268,383)

CLASS C	Shares	Amount
Year ended 9/30/05:
Shares sold	481,921	$4,096,332

Shares issued
in connection
with reinvestment
of distributions	89,727	766,767

	571,648	4,863,099

Shares
repurchased	(522,890)	(4,448,947)

Net increase	48,758	$414,152

Year ended 9/30/04:
Shares sold	339,382	$2,908,569

Shares issued
in connection
with reinvestment
of distributions	87,534	749,849

	426,916	3,658,418

Shares
repurchased	(1,316,724)	(11,269,477)

Net decrease	(889,808)	$(7,611,059)

CLASS M	Shares	Amount
Year ended 9/30/05:
Shares sold	37,309	$316,269

Shares issued
in connection
with reinvestment
of distributions	27,408	231,836

	64,717	548,105

Shares
repurchased	(110,512)	(935,397)

Net decrease	(45,795)	$(387,292)

Year ended 9/30/04:
Shares sold	34,446	$295,617

Shares issued
in connection
with reinvestment
of distributions	29,811	253,947

	64,257	549,564

Shares
repurchased	(318,756)	(2,721,791)

Net decrease	(254,499)	$(2,172,227)

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The fund has designated 94.00% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $49,606,282 as long term capital gain, for its taxable year ended September 30, 2005.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the invest- ment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

*	Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

*  A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund
State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds -- three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds -- ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.
The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services
Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information
Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure
Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

*	The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk
and Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN045 228908 11/05

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam’s Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing

Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2005	$37,192	$-	$4,192	$-
September 30, 2004	$38,095*	$-	$4,150	$538

* Includes fees of $ 945 by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal year ended September 30, 2004. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended September 30, 2005 and September 30, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $4,192 and $4,688 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2005	$-	$-	$-	$-
September 30, 2004	$-	$-	$-	$-

Item 5. Audit Committee:
Not applicable
Item 6. Schedule of Investments:
Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits: (a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/ Michael T. Healy Michael T. Healy Principal Accounting Officer Date: November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 29, 2005
By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar

Principal Financial Officer
Date: November 29, 2005